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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 5, 1998
                                                        --------------------

                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)

   Delaware                        1-11804                        34-1730488
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

             One Geon Center, Avon Lake, Ohio              44012
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         (Address of principal executive offices)        (Zip Code)

   Registrant's telephone number, including area code     440-930-1001
                                                     -----------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

The Board of Directors of The Geon Company has named Thomas A. Waltermire president, effective immediately. Waltermire has served since May 1997 as executive vice president and chief operating officer of Geon, with responsibility for daily operations.

Item 7c.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1      Press Release of February 5, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GEON COMPANY





                                        By:\S\GREGORY L. RUTMAN
                                        -----------------------
                                            Gregory L. Rutman
                                                Secretary

Dated February 11, 1998